Exhibit 10.17

AMENDMENT NUMBER SIX

to the

Master Loan and Security Agreement

Dated as of March 21, 2002

by and between

E-LOAN, INC.

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER SIX is made this 30th day of June, 2003, by and between E-LOAN, INC., having an address at 5875 Arnold Road, Dublin, California 94568 (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Master Loan and Security Agreement, dated as of March 21, 2002, by and between the Borrower and the Lender, as amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrower has requested that the Lender agree to amend the Loan Agreement to increase the Maximum Credit available thereunder by increasing the Maximum Uncommitted Amount and to increase the amount of Wet Loans that may be subject to the facility, each as more expressly set forth below.

WHEREAS, as of the date of this Amendment Number Six, the Borrower represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Loan Agreement and is not in default under the Loan Agreement.

WHEREAS, the Borrower and the Lender have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of June 30, 2003, Section 1 of the Agreement is hereby amended by deleting sub-clause (1) from the definition of Maximum Credit and replacing it with the following:

    the Maximum Credit for Mortgage Loans which are Wet Loans may not exceed, at any time, $60 million;

SECTION 2. Effective as of June 30, 2003, Section 1 of the Agreement is hereby amended by deleting the definition of Maximum Uncommitted Amount and replacing it with the following:

"Maximum Uncommitted Amount" shall mean $275 million.

SECTION 3. Fees and Expenses. The Borrower agrees to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Six (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Six), in accordance with Section 11.03 of the Loan Agreement.

SECTION 4. Effectiveness of Amendment. This Amendment Number Six shall be effective upon Lender's receipt of a new Note in the amount of $475,000,000 to replace the existing Note for $400,000,000.

SECTION 5. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Six need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 7. Representations. In order to induce the Lender to execute and deliver this Amendment Number Six, the Borrower hereby represents to the Lender that as of the date hereof, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 8. Governing Law. This Amendment Number Six shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 9. Counterparts. This Amendment Number Six may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment Number Six to be executed and delivered by their duly authorized officers as of the day and year first above written.

E-LOAN, INC.

(Borrower)

By: /s/

Name: Matt Roberts

Title: CFO

GREENWICH CAPITAL FINANCIAL PRODUCTS. INC.

(Lender)

By: /s/

Name: Anthony Palmisano

Title: Vice President